Exhibit 99.2

                                                                FINAL TRANSCRIPT

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Conference Call Transcript

CPWR - Q4 2006 Compuware Corporation Earnings Conference Call

Event Date/Time: May. 16. 2006 / 5:00PM ET

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May. 16. 2006 / 5:00PM ET, CPWR - Q4 2006 Compuware Corporation Earnings
Conference Call
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CORPORATE PARTICIPANTS

Lisa Elkin
Compuware Corporation - VP, Corporate Communications and IR

Peter Karmanos
Compuware Corporation - Chairman, CEO

Hank Jallos
Compuware Corporation - President and COO, Products

Andy Trestrail
Compuware Corporation - President and COO, Services

Bob Paul
Compuware Corporation - President and COO, Covisint Division

Laura Fournier
Compuware Corporation - SVP, CFO, Treasurer

CONFERENCE CALL PARTICIPANTS

David Rudow
Piper Jaffray - Analyst

Trey Coupan
Banc of America Securities - Analyst

Aaron Schwartz
JPMorgan - Analyst

Kevin Buttigieg
A.G. Edwards - Analyst

 Vic Khullar
 [Galleon Capital] - Analyst

PRESENTATION

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Operator

Good morning, good afternoon, good evening around the world today, and welcome to Compuware Corporation's fourth-quarter and year-end earnings release. At this point, we have all of your phone lines muted or in a listen-only mode. However, after the executive team's presentation today, there will be opportunities for your questions, and those instructions will be given at that time. (OPERATOR INSTRUCTIONS). As a reminder, today's call is being recorded for replay purposes, and that information will be announced at the conclusion of our call.

So, with that being said, let's get right to this fourth-quarter and year-end agenda. Here with our opening remarks is Vice President of Communications and Investor Relations for Compuware Corporation, Ms. Lisa Elkin. Please go ahead, ma'am.

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Lisa Elkin - Compuware Corporation - VP, Corporate Communications and IR

Thank you very much, and good afternoon, ladies and gentlemen. With me this afternoon are Peter Karmanos, Jr., Chairman and CEO; Hank Jallos, President and Chief Operating Officer of Products; Andy Trestrail, President and Chief
Operating Officer of Professional Services; Bob Paul, President and Chief Operating Officer of Covisint; Laura Fournier, Senior Vice President and Chief Financial Officer; and Tom Costello, Senior Vice President of Human Resources, General Counsel and Secretary.

Certain statements made during this conference call that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements

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May. 16. 2006 / 5:00PM ET, CPWR - Q4 2006 Compuware Corporation Earnings
Conference Call
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represent  our outlook  only as of the date of this  conference  call.  While we believe any forward-looking statements we have made are reasonable, the actual results could differ materially, since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. You should refer to and consider these factors when relying on such forward-looking information. The Company does not undertake and expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

For those of you who do not have a copy, I will begin by summarizing the press release. Pete, Hank, Andy, Bob and Laura will then provide details about the quarter and other comparable business activities.

Compuware boost EPS to $0.15 per share in fourth quarter, $0.37 per share in fiscal year 2006. Company gross total distributor revenue nearly 12% for the year establishes CEO succession plans.

Compuware Corporation today announced financial results for its fourth quarter and fiscal year ended March 31, 2006. During the fiscal year ended March 31, 2006, revenues were $1.2 billion. Net income was $143 million for fiscal 2006, increasing nearly 87% from $76.5 million in fiscal 2005. Earnings per share diluted computation were $0.37 compared to $0.20 in fiscal 2005, based upon
387.6 million and 388.5 million shares outstanding, respectively.

During fiscal 2006, software license fees were $296.7 million. Maintenance revenue was $433.6 million in fiscal 2006, up $425.3 million in fiscal 2005. Professional Services fees for fiscal year 2006 were $475.1 million. Compuware reports fourth-quarter net income of $56.4 million on revenues of $309.5 million. Earnings per share diluted computation were $0.15, based upon 382.3 million shares outstanding.

During the Company's fourth quarter, software license fees were $81.8 million. Maintenance fees were $107.7 million during the quarter, and fourth-quarter revenue from Professional Services was $120 million. I would now like to turn the call over to Pete.

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Peter Karmanos - Compuware Corporation - Chairman, CEO

Thanks, Lisa. Compuware previously announced some solid preliminary results for its fourth quarter and fiscal year 2006. I am pleased that we met our full-year guidance and delivered more than 85% growth in EPS. Hank, Bob, Andy and Laura will offer you additional color on the fourth quarter and will provide guidance for the coming year.

My focus remains on the long-term success of the Company, and I believe we have created a foundation to deliver that success. With a few key hires over the last several weeks, we have completed the restructuring of our sales organization. I expect that the new sales and sales management teams will really begin to pay dividends in the second quarter and beyond.

We have also recently completed much of our sales training process for this year. The Compuware sales force is as motivated and enthusiastic as I have ever seen it, because they understand that we have a lot more to offer the market than any other technology vendor. They also now have the management strength and infrastructure to deliver on that promise.

As Compuware moves forward to seize the substantial growth opportunities in front of us, the Company also continues to plan for management succession. We have recently implemented a formal program for identifying, grooming and training Compuware's leaders, both for today and for the future.

As a critical initial step in this process, Compuware has created an office of the Chairman consisting of Laura Fournier, Hank Jallos, Bob Paul and myself. The office of the Chairman is rapidly financing its strategy to accelerate the growth of the Company. The office of the Chairman will oversee the implementation of that strategy, and will be held accountable for its success. Laura, Hank and Bob will own and direct, with my guidance, the efforts of the Office of the Chairman. Over time, I expect that the Compuware Board of Directors and I will evaluate the performance of the Office of the Chairman and identify a potential candidate to assume the CEO role. The leadership roles that Laura, Hank and Bob will play in the Office of the Chairman are in addition to their current duties, which remain the same.

Succession planning is a process, not an event. As part of this process, I will no longer regularly participate in Compuware's quarterly conference calls. Compuware is a diverse business with a broad and experienced management team. This call presents an opportunity to introduce our investors to the quality and depth of that team. It is my responsibility to make sure that that happens, and I will. I am very confident in the employees we have in place, not only at an executive level but throughout the Company. This team, 8,000 strong, will deliver Compuware

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May. 16. 2006 / 5:00PM ET, CPWR - Q4 2006 Compuware Corporation Earnings
Conference Call
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earnings  and  revenue  growth  this fiscal  year,  and it will guide  Compuware successfully into the future, to the benefit of its shareholders, its customers and its employees. Hank?

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Hank Jallos - Compuware Corporation - President and COO, Products

Thanks, Pete. To reiterate what Pete said, we have essentially completed our sales reorganization, and we are already executing on several opportunities in front of us for the fiscal year. We continue to feel very good about our prospects for Vantage and Changepoint. The markets for both of these are large and still relatively untapped. Vantage remains our hottest-selling distributed product, and this year we will roll out a vertical market Vantage offering that we anticipate will lead to further growth in the product line.

Legacy renewal also remains a very solid opportunity for us. Companies understand that, to achieve the maximum ROI from the massive investments they have made in their enterprises over the last few decades, they must find a way to meld the power, stability and functionality of their legacy systems with newer, more flexible and more affordable technologies. With our comprehensive portfolio of products and our service experience, Compuware is well-positioned to help customers meet this challenge.

We also recently acquired SteelTrace, one of the industry's leading providers of requirements management capabilities. SteelTrace is already integrated with key Compuware development and quality assurance solutions, enabling customers to obtain immediate value from this transaction. Furthermore, SteelTrace also complements and extends Compuware's Changepoint IT portfolio management solution, helping to ensure the effective management and delivery of IT project portfolios with greater predictability and control.

I would like to touch on the mainframe business for a moment, particularly as it relates to capacity deals and the challenge of forecasting this business. As I mentioned on our call in April, the shortfall in the fourth quarter of the mainframe number was due primarily to capacity deals that did not close as expected during the quarter. Frankly, it is extremely difficult to forecast capacity, because it is virtually impossible to predict what our customers will do in terms of increasing MIPS and, more so, how additional MIPS will be deployed. Remember, we see increased capacity revenue as customers use this additional capacity for development and related activities.

For an example of how volatile and unpredictable the mainframe capacity dynamic can be for us, two years ago we saw approximately $152 million in capacity-related revenue. This past year, it came in at approximately 126 million. Next year, we plan for capacity to be flat or a little down from this year, but the reality is it could return to 152 million.

From a competitive standpoint, the environment has not changed much. It remains intense, but we don't think that is necessarily a bad thing, because it is forcing the market to look more closely at value instead of price. In this market, Compuware is clearly the value leader.

As for maintenance, we do expect maintenance revenue to grow as license revenue grows, keeping in mind that maintenance growth lags license growth. Despite the competitive pressures we have experienced over the last few years, our maintenance base has held up quite nicely.

Finally,  in terms of  partnership  activity,  we continue to execute our on our strategy of forging relationships with potential new partners while strengthening the relationship with our current, highly valued partners. To this end, we will be holding our second partner summit next month. For the quarter, our channel contributed approximately 37% of distributed license revenue.

In  closing,  I want  to  stress  the  opportunity  to  grow  this  business  is substantial,  combining  our  comprehensive  portfolio of IT  solutions  with an
energized,   trained  and  focused   direct  sales  force  as  well  as  with  a
strengthening channel program to create a very powerful dynamic, one that we believe will lead to growth in the coming year and beyond. Thank you. Andy?

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Andy Trestrail - Compuware Corporation - President and COO, Services

Thanks, Hank. In the fourth quarter, Professional Services revenue grew more than 4% sequentially. That is a very encouraging sign, as we believe that the decline in our services revenue has bottomed out. We have also improved the structure of Compuware's Professional Services sales organization, which will allow us to better capitalize on our growth opportunities.

One of the most exciting services opportunities continues to be with our neighbor, General Motors, with whom we currently do a fair amount of business. The potential, however, to do more business with GM is substantial. And we plan to aggressively pursue the expansion of our relationship with GM in the coming year and beyond. Specifically, GM is expected to award business for application development work, and

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May. 16. 2006 / 5:00PM ET, CPWR - Q4 2006 Compuware Corporation Earnings
Conference Call
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Compuware is perfectly  positioned  to win our fair share of this  business.  In short, no company can offer GM the unique combination of experience, value and proximity that Compuware can offer.

We are also excited about our growing partnership with IBM. We continue to proactively engage with IBM, and we believe we have made significant strides in solidifying the relationship. And as a result, we expect to win additional business with IBM this next fiscal year.

In the fourth quarter, the services contribution margin was 13%, up sequentially and flat year over year. The goal remains to bring the services margin up to the high teens. We will accomplish this by growing the business and continuing the focus on higher-margin, higher-value services. We will not get there by artificially cutting heads. You cannot grow a services business by cutting your assets--your people.

Despite the solid quarter, we fully understand that we have a lot of work yet to do to both consistently grow the business while improving the unit's profitability. Still, this past quarter was a solid start, and the prospects for further success look encouraging. Thank you. Bob?

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Bob Paul - Compuware Corporation - President and COO, Covisint Division

Thanks, Andy. Through continued success in the automotive market, a key acquisition related to the healthcare business and some early progress in additional vertical markets, Covisint took some major steps forward this past quarter in accelerating our revenue growth. In automotive, we recently signed the largest contract in Covisint's history, a five-year contract to develop and operate GM's global supplier network. During this past quarter, we also finalized a three-year contract extension to run Daimler-Chrysler's global supplier portal. We have also seen fast growth in the Asia-Pacific market, with two additional contracts with Suzuki and Shanghai GM.

In addition to that, we closed 11 new automotive supplier agreements, as the automotive industry continues to standardize on our products and services. These contracts include new global agreements with Visteon and Johnson Controls. All of these agreements will drive subscription-based revenue increases during fiscal year 2007 and beyond.

In healthcare, we completed the acquisition of ProviderLink, giving us immediate market share and complementary technology in the exploding healthcare interoperability market. Currently, we are competing in 12 substantial healthcare information network opportunities with differentiated solutions. Compuware Covisint is also leading community initiatives in southeastern Michigan to build the local health information network. We anticipate that this platform will serve as a model for other initiatives that are starting to emerge across the country.

All in all, we feel very good about where the business is today, and are extremely encouraged about the growth prospects in the current markets we support, as well as the tremendous long-term opportunities in some other large vertical markets that we look forward to talking to you about in future calls.

Thank you. Laura?

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Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

We closed the fourth quarter with a total cash and investment balance of $909.3 million, a 4.9% increase over the prior year and a 6.2% increase over the prior quarter. Cash flow from operations this quarter came in at $115 million and $230 million for the year. For fiscal 2007, we expect cash flow from operations will be in the $200 million range.

Our current accounts receivable balance is $418.7 million, reflecting an approximate 3% increase in the prior quarter's balance of $406.7 million. The days sales outstanding metric is at 121.8 days with the current installment receivables included, and 56.3 days without the current installment.

At March 31st, current deferred revenue included $71.9 million of current deferred license fees, and the long-term balance included $57 million of current deferred license fees, for a total deferred license fee balance of $128.9 million. During the fourth quarter, we deferred approximately $29.5 million of license fees and recognized $23.3 million of license fees.

In conjunction with our partnership agreement, IBM will pay Compuware a minimum of $30 million in fiscal 2007. We will work very closely with IBM to ensure they receive every penny of value from their 2007 obligation. As with last year's IBM revenue, this year's revenue will be booked in accordance with the particulars of the related transactions.

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May. 16. 2006 / 5:00PM ET, CPWR - Q4 2006 Compuware Corporation Earnings
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During the  quarter,  we reduced  our income tax  expense by $11.1  million  for certain items related to the settlement of prior-year tax matters. Excluding the $11.1 million tax benefit, our effective tax rate for 2006 was 31%. For fiscal
2007,  we  expect  our  effective  tax  rate  to  be   approximately   33%.  The
reinstatement of the R&D tax credit, additional settlements of tax audit issues and, of course, operating results could all affect this rate.

For fiscal year 2007, we expect earnings per share to be between $0.40 and $0.45. Included in this estimate is approximately $10 million of stock option expense, which we are required to begin charging to operations this year. Until now, stock option expense has been shown in our financial statement footnotes as a pro forma amount.

Overall, we have an aggressive plan that calls for significant revenue growth, as we implement our initiatives and as our revamped sales team takes off. License fee growth will continue to follow historical seasonality trends for the year, i.e., Q1 and Q2 will prove more challenging than Q3 and Q4. Maintenance revenue will be steady throughout the year, with a slight increase on a full-year basis. Services revenue will grow; however, will not see any significant effects of our sales efforts until Q3 and Q4. Q1 and Q2 of fiscal 2007 will be in line with Q4 of fiscal 2006.

Before we open up the call to questions, I would like to briefly mention that as a member of the Office of the Chairman recently established by Compuware's Board of Directors, I look forward to working closely with Hank, Bob and Pete in growing Compuware and unlocking the immense value of this company.

Thank you. Lisa?

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Lisa Elkin - Compuware Corporation - VP, Corporate Communications and IR

Thank you very much, Laura. Ladies and gentlemen, we will now be happy to take your questions.

QUESTION AND ANSWER

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Operator

(OPERATOR INSTRUCTIONS). David Rudow, Piper Jaffray.

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David Rudow - Piper Jaffray - Analyst

On the license fee -- I'm sorry, I missed that. What were your comments on license fee for progression throughout the fiscal year?

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Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

We will see license fee growth on a full-year basis. Q1 and Q2, as our historical seasonality has shown, will be tougher than Q3 and Q4.

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Peter Karmanos - Compuware Corporation - Chairman, CEO

By tougher, we mean they will be smaller.

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Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

Smaller, yes.

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David Rudow - Piper Jaffray - Analyst

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May. 16. 2006 / 5:00PM ET, CPWR - Q4 2006 Compuware Corporation Earnings
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And then,  your  cash flow  guidance  for the year of 200  million  -- does that include any payment from IBM?

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Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

That would include the $30 million from IBM, because they will pay that as we go over the year and then true it up in March.

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David Rudow - Piper Jaffray - Analyst

So really, then, the operating cash flow net IBM would be 170 million?

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Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

There's a lot of factors in the cash flow statement, but if it is looked at simply like that, yes, it would be. But we expect cash flow to be in the range of $200 million, probably exceeding 200 million. And it's a conservative estimate.

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David Rudow - Piper Jaffray - Analyst

Okay, so just conservative estimate on that. On the services side, you said the high teens range. What does that include from IBM?

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Andy Trestrail - Compuware Corporation - President and COO, Services

That includes very little business from IBM.

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David Rudow - Piper Jaffray - Analyst

And can you tell us what actually was recorded from IBM in the quarter to the operating revenue line, both on the license and on the services side?

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Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

For the license fee side, there was approximately $5 million of product deals done with them, because of pilots that we talked about. And the remaining $10 million of the commitment for last year was recorded in other income.

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David Rudow - Piper Jaffray - Analyst

And then on the services side?

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Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

The services side was very small; it was basically deals that we had always done, but nothing significant.

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David Rudow - Piper Jaffray - Analyst

A couple million dollars, maybe?

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Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

Maybe.

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May. 16. 2006 / 5:00PM ET, CPWR - Q4 2006 Compuware Corporation Earnings
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David Rudow - Piper Jaffray - Analyst

And your expectations for that services revenue within your guidance does not include any IBM revenues, then, or minimal IBM revenues?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

At this time, it's minimal.

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David Rudow - Piper Jaffray - Analyst

And did you close any of those capacity-related deals that pushed out into Q1 of this year, yet?

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Andy Trestrail - Compuware Corporation - President and COO, Services

No, but we are very close.

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David Rudow - Piper Jaffray - Analyst

Is there anything beyond just kind of the lumpiness of mainframe that could prove to be challenging in the fiscal year, because -- is it pricing? Is it competition? Or is it just that's the nature of the beast?

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Hank Jallos - Compuware Corporation - President and COO, Products

I think that's the nature of the beast. In fact, we're looking for it to turn the other way, start increasing.

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David Rudow - Piper Jaffray - Analyst

So flattish to maybe slightly up on a total mainframe product revenue basis would not be unreasonable?

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Hank Jallos - Compuware Corporation - President and COO, Products

That's correct.

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Peter Karmanos - Compuware Corporation - Chairman, CEO

For every $1 million of capacity that we didn't plan on that we get, we can count our IQ points up.

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David Rudow - Piper Jaffray - Analyst

Oh, nice. Now, will that be -- seeing as you won't be doing the calls anymore, will you get any of those points, then?

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Peter Karmanos - Compuware Corporation - Chairman, CEO

No, I don't get any of those points.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

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May. 16. 2006 / 5:00PM ET, CPWR - Q4 2006 Compuware Corporation Earnings
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And then  Covisint -- can you give us an idea of the level of revenues that they are at, on a contribution basis, for the fiscal year, just to give us an idea of the magnitude of that business?

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Bob Paul - Compuware Corporation - President and COO, Covisint Division

Laura, if you want me to answer that, we decided not to report that yet. And we will decide, hopefully before the next earnings call, at what point we want to start reporting official revenues and contribution margin.

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David Rudow - Piper Jaffray - Analyst

My question is, at what point does it become meaningful enough? Is it 50, 75, 100 million in revenues?

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Bob Paul - Compuware Corporation - President and COO, Covisint Division

It's not meaningful today, and we hope for it to be much more meaningful towards the end of the year and into fiscal year 2008.

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David Rudow - Piper Jaffray - Analyst

And then, the IBM revenues for the current fiscal year -- when will you see that cash payment? Does that come at the end of the fiscal year, then?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

The cash payment will come as they do transactions. So every time they do a license fee deal with those, they will pay us in their normal course. Then, at the end of March, assuming there is something left, we will true it up.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

And has the business there picked up at all, or the conversations with IBM picked up enough to make you more comfortable that maybe we'll see more license revenues out of this relationship in the current fiscal?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

Well, certainly the conversations have picked up. We have two very strong people now that are running the IBM sales team, and the pilots that we introduced to them in March are -- we are getting those off the ground. So, as those go, we believe that we will see increased sales activity.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

And Pete, on the succession side, how long -- I guess, to look for somebody, to pick the right person and then for them to step into a more meaningful role, is it outside the company? Inside? And how long do you expect that process to take?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Chairman, CEO

Well, we're expecting at this point that it will be all internal to the Company, and hopefully it takes no longer than 18 months.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

So within 18 months, you could possibly step out of the CEO role and remain the Chairman and have somebody new running the Company in 18-ish months?

--------------------------------------------------------------------------------
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May. 16. 2006 / 5:00PM ET, CPWR - Q4 2006 Compuware Corporation Earnings
Conference Call
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Peter Karmanos - Compuware Corporation - Chairman, CEO

Yes.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

How many people do you have on the short list at this point?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Chairman, CEO

About 20. But obviously, those people in the Office of the Chairman are the frontrunners.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

And then buybacks? Did you get any more approved by the Board?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

We still have 125 million approved back in January that we will begin buying this week.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

But you did use up the previous amount.

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

Yes.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Okay, so you got an additional 25. Okay, I think that's everything for me.

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Chairman, CEO

There was an additional 125.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Yes.

--------------------------------------------------------------------------------
Operator

[Trey Coupan], Banc of America Securities.

--------------------------------------------------------------------------------
Trey Coupan  - Banc of America Securities - Analyst

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May. 16. 2006 / 5:00PM ET, CPWR - Q4 2006 Compuware Corporation Earnings
Conference Call
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This is Trey Coupan for Kirk.  First, on the EPS guidance for the full year, you said 40 to 45. And that includes 10 million from the stock-based compensation?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

Correct.

--------------------------------------------------------------------------------
Trey Coupan - Banc of America Securities - Analyst

And then also, of the 30 million from IBM in 2007, are you assuming that that is all going to be above the line? Or should we assume that some of that is going to be recognized as other income? Or is it just too hard to tell at this point?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Chairman, CEO

We are going to work very diligently to make sure it's all above the line, because it is in IBM's best interest as well as ours to get that value. And hopefully, we can accelerate it from the 30 to somewhere around 40 to 50, based on how all these trials go and our increased sales effort directly with them.

--------------------------------------------------------------------------------
Operator

Aaron Schwartz, JPMorgan.

--------------------------------------------------------------------------------
Aaron Schwartz - JPMorgan - Analyst

Just a quick follow-up question on some of the sales org changes you made. Can you help us out with some of the milestones that you looked at to assess the progress there?

--------------------------------------------------------------------------------
Hank Jallos - Compuware Corporation - President and COO, Products

We have completed most of the changes in the field. Like I mentioned on the call in April, they probably numbered in eight in sales management and senior management changes, and just have a few individual [contributor sale] openings to fill.

--------------------------------------------------------------------------------
Aaron Schwartz - JPMorgan - Analyst

Right. With those changes principally done now, I am just wondering what are the milestones that you will look at to assess the progress of the changes that you made?

--------------------------------------------------------------------------------
Hank Jallos - Compuware Corporation - President and COO, Products

Well, I think we're already seeing some changes already in Q1, and obviously once we get predictable in our forecasts and meeting the plan, I will be satisfied.

--------------------------------------------------------------------------------
Aaron Schwartz - JPMorgan - Analyst

And can you provide us with an update in your plans for third-party distribution now that you have sort of separated the services and the products?

--------------------------------------------------------------------------------
Hank Jallos - Compuware Corporation - President and COO, Products

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May. 16. 2006 / 5:00PM ET, CPWR - Q4 2006 Compuware Corporation Earnings
Conference Call
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Well, our goal on the channel  business was always to get it to 50%, right?  And as we went to larger partners that had a repeatable model, we cut back on the number of partners going into this year and how that's built up significantly, where we have included a lot of very, very large systems integrators and we're about ready to see, I think this year, that pay off significantly with a lot of offshore partners and major partners in the US.

--------------------------------------------------------------------------------
Aaron Schwartz - JPMorgan - Analyst

And then, I had just two questions on the balance sheet. One, can you quantify the impact of currency on deferred? And then, two, did the sales changes in Q4 cause any interruption with maintenance renewals that may have fallen out of the period?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

First, the effect on deferred was less than $1 million. It was very small. With respect to maintenance, there was no interruption at all. We had a separate team that worked on maintenance renewals. They continued to work on maintenance renewals throughout the quarter. They are meeting their goals. There was no interruption at all.

--------------------------------------------------------------------------------
Operator

Kevin Buttigieg, A.G. Edwards.

--------------------------------------------------------------------------------
Kevin Buttigieg - A.G. Edwards - Analyst

With regards to the sales reorganization, I was wondering if you could elaborate on the comments you made about the additional key hires that you made over the course of the last several weeks, perhaps where they came from or what positions they filled?

--------------------------------------------------------------------------------
Hank Jallos - Compuware Corporation - President and COO, Products

Well, three of the four geographies in North America we have new management, and then in Asia-Pacific we changed management and some in EMEA. And we further separated the distributed product lines from the mainframe in countries that that had not occurred in before. So, on a worldwide basis, we have a separate mainframe organization for the first time ever, and a completely separate distributed organization which we think will pay some dividends. We have Donna Ventimiglia, who runs the mainframe organization worldwide, and Rakesh Nagpaul runs the distributed sales force worldwide.

--------------------------------------------------------------------------------
Kevin Buttigieg - A.G. Edwards - Analyst

And were they external hires, or were they internally placed?

--------------------------------------------------------------------------------
Hank Jallos - Compuware Corporation - President and COO, Products

Those two individuals were internal, long-time, very successful employees with the Company. But a lot of the key geography leadership is new to the Company.

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Chairman, CEO

We hired people from Borland, people from HP, people from Lucent, key management people. I really don't want to go into their names.

--------------------------------------------------------------------------------
Kevin Buttigieg - A.G. Edwards - Analyst

That's fine. And then, as far as the -- did you say that you had completed those changes, the last of those hires, on the last call? Or were there additional hires that you need, additional minor spots that you need to yet fill?

--------------------------------------------------------------------------------
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                                                                FINAL TRANSCRIPT
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May. 16. 2006 / 5:00PM ET, CPWR - Q4 2006 Compuware Corporation Earnings
Conference Call
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--------------------------------------------------------------------------------
Hank Jallos - Compuware Corporation - President and COO, Products

No, all the geography leadership changes have been done. Most of the sales management are completed. My comment was just at the rough level. We have made -- getting pretty aggressive at filling the individual contributor openings. But the sales management leadership changes have all been made.

--------------------------------------------------------------------------------
Kevin Buttigieg - A.G. Edwards - Analyst

Looking at, then, the guidance for fiscal year 2007, obviously you provided some individual line item guidance. Where would that all hash out, as far as an approximate total revenue number for fiscal year 2007?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

We certainly expect that total revenue number to increase, so right now we are not giving specific guidance on those. It's the beginning of the year. We have done a lot of changes to our sales force, so they are going to take a month or so to go in place. But we will see increases as we go into Q3/Q4.

--------------------------------------------------------------------------------
Kevin Buttigieg - A.G. Edwards - Analyst

Year-over-year increases in Q3 and Q4 --?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

Absolutely.

--------------------------------------------------------------------------------
Kevin Buttigieg - A.G. Edwards - Analyst

You're just not certain about Q1 and Q2?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

Absolutely.

--------------------------------------------------------------------------------
Operator

[Vic Khullar], [Galleon Capital].

--------------------------------------------------------------------------------
Vic Khullar - [Galleon Capital] - Analyst

Following up on the cash flow guidance that you talked about, am I reading it correctly that your cash flow is actually going down from 230 million in fiscal 2006 to 200 million in fiscal 2007, even though your net income is actually going up and your revenue is going up? So where is this decline in absolute dollars for cash flow? Is it deferred revenue? Is it some of the working capital items? If you can shed color on that?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

When we give our cash flow guidance for the year at this point, we're looking at our balance sheet as it stands now with some growth. As we go through the year, we can change that guidance or increase that guidance as additional sales are made. But right now, on a conservative basis, we expect it to be pretty much in line with this year.

--------------------------------------------------------------------------------
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                                                                FINAL TRANSCRIPT
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May. 16. 2006 / 5:00PM ET, CPWR - Q4 2006 Compuware Corporation Earnings
Conference Call
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Vic Khullar - [Galleon Capital] - Analyst

And then, one item on the balance sheet, your property and equipment -- stands at around 396 million. Is that the building that you guys own?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

Correct. That's the majority of that number.

--------------------------------------------------------------------------------
Vic Khullar - [Galleon Capital] - Analyst

And finally, what kind of revenue contribution are you expecting from GM in fiscal 2007?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - SVP, CFO, Treasurer

At this point, we're not giving specific guidance on GM. We do expect to do some additional business there, grow that number. But we are not giving specific numbers at this point.

--------------------------------------------------------------------------------
Operator

And with that, there are no further questions. Ms. Elkin, I'll turn it back to you for any closer remarks.

--------------------------------------------------------------------------------
Lisa Elkin - Compuware Corporation - VP, Corporate Communications and IR

At this time, ladies and gentlemen, we will adjourn this conference call. Thank you very much for your time and interest in Compuware, and we hope you have a pleasant evening.

--------------------------------------------------------------------------------
Operator

Ladies and gentlemen, Mr. Peter Karmanos is making today's conference available for digitized replay. It's for ten full days starting at 8:30 PM Eastern daylight time May the 16th all the way through 11:59 PM May the 26th. To access AT&T's executive replay service, please dial 800-475-6701. At the voice prompt, enter today's conference ID of 821164. Internationally, please dial 320-365-3844, again with the conference ID of 821164. And that does conclude our earnings release for this quarter and year end. Thank you very much for your participation, as well as for using AT&T's executive teleconferences service. You may now disconnect.

--------------------------------------------------------------------------------
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

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
May. 16. 2006 / 5:00PM ET, CPWR - Q4 2006 Compuware Corporation Earnings Conference Call
--------------------------------------------------------------------------------

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